================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [X]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                          BRANTLEY CAPITAL CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                          BRANTLEY CAPITAL CORPORATION
                      20600 Chagrin Boulevard, Suite 1150
                             Cleveland, Ohio 44122

                                                                  April   , 1998

Dear Stockholders:

     You are cordially invited to attend the 1998 Annual Meeting of Stockholders of Brantley Capital Corporation, a Maryland corporation (the "Company"), to be held on Tuesday, May 26, 1998 at 2:00 p.m. Eastern Daylight Time, at the Cleveland Marriott East, 3663 Park East Drive, Beachwood, Ohio, for the purposes set forth on the enclosed Notice of Annual Meeting.

     As a result of recent amendments to the Company's Bylaws which increased the authorized number of directors to eight, expanded the number of classes of directors to five and extended the term of office of each class of directors to five years (beginning with the class of directors whose term is due to expire this year), you will be asked to elect five directors at this year's meeting. Three of these directors will fill vacancies created by the increase in the authorized number of directors. Such directors will serve (subject to their earlier death, resignation or removal) for the remainder of the unexpired terms for which they are elected, which in each case is less than five years. The other two directors elected at the meeting will serve (subject to their earlier death, resignation or removal) for a full five-year term which begins on the date of their election. The Board of Directors believes that all of the nominees named in the accompanying proxy materials are highly qualified and recommends that you vote FOR their election as directors.

     At the meeting, you will also be asked to consider and vote upon a proposal to amend and restate the Company's charter (the "Proposed Charter"). As further explained in the accompanying Proxy Statement, adoption of the Proposed Charter is primarily intended to eliminate inconsistencies and ambiguities in the Company's organizational documents and protect stockholder rights against future changes in applicable law. In addition, adoption of the Proposed Charter is expected to provide the Board with greater flexibility in managing the business and affairs of the Company and help preserve for the Company's stockholders the long-term value of the Company in the event of a takeover. The Board of Directors believes that the adoption of the Proposed Charter is advisable and in the best interests of the Company and its stockholders and strongly urges you to vote FOR this proposal.

     More detailed information concerning the director nominees, the Proposed Charter and the other business to be conducted at this year's meeting is set forth in the accompanying Proxy Statement, which stockholders should read carefully before completing and returning the enclosed proxy.

                                            Sincerely,

                                            ROBERT P. PINKAS
                                            Chairman of the Board, Chief
                                            Executive Officer and Treasurer

                          BRANTLEY CAPITAL CORPORATION

                 NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS

     Notice is hereby given that the 1998 Annual Meeting of Stockholders of Brantley Capital Corporation, a Maryland corporation (the "Company"), will be held on Tuesday, May 26, 1998 at 2:00 p.m. Eastern Daylight Time, at the Cleveland Marriott East, 3663 Park East Drive, Beachwood, Ohio, for the following purposes:

     1. To elect five directors, as set forth in the accompanying Proxy
        Statement;

     2. To consider and vote upon a proposal to amend and restate the Company's Charter, as more fully described in the accompanying Proxy Statement;

     3. To ratify the selection of Ernst & Young LLP as the Company's independent public accountant; and

     4. To consider and take action upon such other matters as may properly come before the meeting or any adjournment thereof.

     The holders of record of shares of common stock of the Company at the close of business on April 13, 1998, will be entitled to receive notice of and vote at the Annual Meeting.

     IT IS IMPORTANT TO YOUR INTERESTS THAT ALL STOCKHOLDERS PARTICIPATE IN THE AFFAIRS OF THE COMPANY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. ACCORDINGLY, WE URGE YOU PROMPTLY TO FILL OUT, SIGN AND RETURN THE ENCLOSED PROXY EVEN IF YOU PLAN TO ATTEND THE MEETING. YOU HAVE THE OPTION TO REVOKE IT AT ANY TIME PRIOR TO THE MEETING, OR TO VOTE YOUR SHARES PERSONALLY ON REQUEST IF YOU ATTEND THE MEETING.

                                            By order of the Board of Directors,

                                            PAUL H. CASCIO
                                            Vice President and Secretary

April   , 1998

                          BRANTLEY CAPITAL CORPORATION

                                 April   , 1998

                                PROXY STATEMENT

                              GENERAL INFORMATION

     The proxy which accompanies this statement is solicited by the Board of Directors of Brantley Capital Corporation, a Maryland corporation (the "Company"), for use at the 1998 Annual Meeting of the Stockholders of the Company to be held on May 26, 1998, or at any adjournment thereof. This proxy
statement was first mailed on April   , 1998 to stockholders of record on April
13, 1998.

     Any stockholder giving a proxy for the meeting may revoke it before it is exercised by giving a later dated proxy or by giving notice of revocation to the Company in writing or in the open meeting. However, the mere presence at the meeting of the stockholder granting a proxy does not revoke the proxy. Unless revoked as stated above, the shares of common stock, par value $.01 per share (the "Common Stock"), represented by valid proxies will be voted on all matters to be acted upon at the meeting. On any matter or matters with respect to which the proxy contains instructions for voting, such shares will be voted in accordance with such instructions. Abstentions and broker non-votes will be deemed to be present for the purpose of determining a quorum for the meeting, but will be deemed not voting on the issues or matters as to which abstention is applicable. Brokers who have not received voting instructions from beneficial owners generally may vote in their discretion with respect to the election of directors and the ratification of the selection of the Company's independent public accountant.

     The cost of solicitation of proxies in the form accompanying this statement will be borne by the Company. Proxies will be solicited by mail or by telephone or personal interview with an officer or regular employee of the Company or by requesting brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such brokers, custodians, nominees or fiduciaries, each of whom will be reimbursed by the Company for their expenses in so doing. In addition, the Company has retained Corporate Investor Communications, Inc., a professional proxy soliciting firm, to assist in the solicitation of proxies and will pay such firm a fee estimated to be $5,000 plus reimbursement of out-of-pocket expenses.

     The record date for determination of stockholders entitled to vote at the
1998 Annual Meeting is April 13, 1998. As of April   , 1998, the outstanding
voting securities of the Company consisted of 3,810,535 shares of Common Stock. Each share of Common Stock (exclusive of treasury shares) has one vote. The Company held no Common Stock in its treasury on the record date. The presence, in person or by proxy, of the holders of a majority of the Common Stock of the Company outstanding and entitled to be cast shall constitute a quorum for the purposes of the 1998 Annual Meeting.

                             ELECTION OF DIRECTORS

     The Company's Bylaws currently provide for eight (8) directors divided into five (5) classes, with each director serving a five-year term and one class of directors being elected by the Company's stockholders annually. This represents a change from the Bylaws in effect at the time of last year's Annual Meeting of Stockholders, when the number of directors was fixed at five (5) and the Board was divided into three (3) classes of directors, with each director serving a three-year term and one class of directors being elected annually.

     At present, the Board of Directors consists of five members, with two vacancies in the class of directors whose term is due to expire in 2001 and one vacancy in the class of directors whose term is due to expire in 2002. The terms of office of L. Patrick Bales and Benjamin F. Bryan are due to expire at the 1998 Annual Meeting, upon election of their successors.

     The following table sets forth, by class, the name of each current director and the year in which such director's present term is due to expire.

                               CURRENT DIRECTORS

  CLASS          NAME         TERM EXPIRES
---------  -----------------  ------------
Class I    L. Patrick Bales       1998
           Benjamin F. Bryan      1998
Class II   Robert P. Pinkas       1999
           Michael J. Finn        1999
Class III  Richard Moodie         2000
Class IV   --                     2001
Class V    --                     2002

     The Board of Directors has nominated Robert P. Pinkas and L. Patrick Bales to be elected as directors for a five-year term due to expire at the Annual Meeting of Stockholders in 2003, upon the election of successors. Mr. Pinkas is currently a member of the class of directors whose term is due to expire in 1999. If Mr. Pinkas is elected at the 1998 Annual Meeting of Stockholders to serve for the five-year term for which he has been nominated, he will become a member of the class of directors whose term is due to expire in 2003 and a vacancy will arise in the class of directors whose term is due to expire in 1999. In the event such vacancy should arise, the Board will endeavor to identify qualified candidates and may, in its discretion, appoint a new director to fill such vacancy at any time prior to the 1999 Annual Meeting. The term of any such appointee would expire at the 1999 Annual Meeting, upon the election of a successor.

     The Board of Directors has also nominated (i) Benjamin F. Bryan to be elected as a director to fill the vacancy which currently exists in the class of directors whose term is due to expire at the 2002 Annual Meeting and (ii) Paul
H. Cascio and Peter Saltz to be elected as directors to fill the vacancies which currently exist in the class of directors whose term is due to expire at the 2001 Annual Meeting.

     The following table sets forth, by class: (i) the name of each current director whose term will continue following the 1998 Annual Meeting of Stockholders and the year in which such director's term is presently due to expire; and (ii) the name of each nominee for election as a director and the term of office for which such person has been nominated.

                 CONTINUING DIRECTORS AND NOMINEES FOR ELECTION

  CLASS             NAME            TERM EXPIRES
---------  -----------------------  ------------
Class II   [Robert P. Pinkas]#          1999
           Michael J. Finn              1999
Class III  Richard Moodie               2000
Class IV   Paul H. Cascio (N)           2001
           Peter Saltz(N)               2001
Class V    Benjamin F. Bryan(N)         2002
Class I    [Robert P. Pinkas]#(N)       2003
           L. Patrick Bales(N)          2003

---------------

  # As explained above, if Mr. Pinkas is elected at the 1998 Annual Meeting of Stockholders to serve for the five-year term for which he has been nominated, he will become a member of Class I and a vacancy will arise in Class II.

(N) Indicates nominee for election.

     Proxies solicited hereunder granting authority to vote on the election of directors will be voted in favor of the nominees listed above. All of the nominees, except for Messrs. Cascio and Saltz, currently serve as directors of the Company. If any nominee is not available at the time of the election, it is currently intended that the proxies will be voted for such other person as the Board may recommend. The Company has no reason to be believe any nominee will be unavailable.

     The affirmative vote of a plurality of the shares of Common Stock represented at the 1998 Annual Meeting is required to elect Robert P. Pinkas, L. Patrick Bales, Benjamin F. Bryan, Peter Saltz and Paul H. Cascio as directors of the Company for the terms for which they have been nominated. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ROBERT P. PINKAS, L. PATRICK BALES, BENJAMIN F. BRYAN, PETER SALTZ AND PAUL H. CASCIO AS DIRECTORS OF THE COMPANY FOR THE TERMS FOR WHICH THEY HAVE BEEN NOMINATED.

     The following information was furnished to the Company by each of the listed nominees and each director or executive officer currently serving, and sets forth the name, age, principal occupation or employment of each such person and the period during which he has served as a director or executive officer of the Company. Except as otherwise noted below, each director (including the nominees) or executive officer has held his principal occupation or employment for at least five (5) years.

NOMINEES FOR A TERM EXPIRING IN 2003

     ROBERT P. PINKAS, 44, is Chairman of the Board, Chief Executive Officer, Treasurer and a director of the Company; and Chairman of the Board, Chief Executive Officer, Chief Financial Officer, Treasurer and a manager of Brantley Capital Management, L.L.C., which serves as the investment advisor to the Company (the "Investment Advisor"). Mr. Pinkas was the founding partner of Brantley Venture Partners, L.P., a venture capital fund started in 1987 ("BVP I"), and led the formation of two related venture capital funds, Brantley Venture Partners II, L.P. ("BVP II") and Brantley Venture Partners III, L.P. ("BVP III"). A family limited partnership of which Mr. Pinkas is the sole general partner serves as a general partner of the sole general partner of each of BVP I, BVP II and BVP III. Each of BVP I, BVP II and BVP III has made venture capital investments similar to the investments the Company makes in private companies. From 1981 to 1987, Mr. Pinkas was active in venture capital management and financing as a founding director and investor in seven early-stage companies. He serves on the board of directors of several portfolio companies in which one or more of BVP I, BVP II and BVP III have invested, including Gliatech, Inc., Pediatric Services of America, Inc., Medirisk, Inc., Quad Systems Corporation and Waterlink, Inc. Mr. Pinkas is an "interested person" with respect to the Company, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "Investment Company Act"). Mr. Pinkas has been a director of the Company since its formation in 1996.

     L. PATRICK BALES, 55, a director of the Company, is a partner with the firm of Donahue/Bales Associates, an executive search consulting firm that services smaller growth companies as well as major corporations in both the private and public sector. The firm conducts executive search assignments both domestically and internationally and has affiliate offices in London and Tokyo. Previously, Mr. Bales was employed with Paul R. Ray & Company from 1981 to 1983 in their Chicago office and was on the professional staff of two other search firms in the Chicago area from 1975 to 1981. He spent five years with Weber Marking Systems prior to embarking upon his career in executive search. Mr. Bales has been a director of the Company since its formation in 1996.

NOMINEE FOR A TERM EXPIRING IN 2002

     BENJAMIN F. BRYAN, 44, a director of the Company, is President of Owl Properties Company, a newly formed real estate management company. From 1992 to 1997, Mr. Bryan served as Executive Vice President and a director of The Tower Properties Company, a publicly owned, Kansas City, Missouri-based developer, owner and manager of real estate. From 1980 to 1991, Mr. Bryan held a series of public policy and public administration positions, including Executive Assistant to the Mayor of Cleveland, Public Affairs Manager with the Denver Chamber of Commerce and Executive Director of the Metro Denver Transportation Development Commission. Mr. Bryan has been a director of the Company since its formation in 1996.

NOMINEES FOR A TERM EXPIRING IN 2001

     PAUL H. CASCIO, 36, serves as Vice President and Secretary of the Company and as Vice President and Secretary of the Investment Advisor. Mr. Cascio also serves as a general partner of the general partner of BVP II and BVP III. Prior to joining BVP II and BVP III in May, 1996, Mr Cascio was a Managing Director and head of the General Industrial Manufacturing and Services Group in the Corporate Finance Department at Dean Witter Reynolds Inc. Before joining Dean Witter in 1986, Mr. Cascio was employed in the Corporate Finance Department at E.F. Hutton & Company Inc. Mr. Cascio is an "interested person" with respect to the Company, as defined in Section 2(a)(19) of the Investment Company Act.

     PETER SALTZ, 55, is Vice Chairman of Finance of KraftMaid Cabinetry, Inc. ("KraftMaid"), the second largest cabinet manufacturer in the United States. Mr. Saltz served as Senior Executive Vice President and Chief Financial Officer of KraftMaid from 1980 to 1997 and has over 29 years of experience as a certified public accountant in the United States and South Africa. Mr. Saltz holds a limited partnership interest in BVP III.

DIRECTORS WHOSE TERMS EXPIRE IN 1999

     MICHAEL J. FINN, 48, is President and a director of the Company and is President and a manager of the Investment Advisor. Mr. Finn also serves as a general partner of the general partner of BVP II and BVP III. From 1987 to 1995, Mr. Finn served as portfolio manager and vice president of the Venture Capital Group of Sears Investment Management Company ("SIMCO") in Chicago. In this capacity, Mr. Finn managed the development of a $150 million portfolio of private equity investments, including the investment of over $24 million directly in 25 operating companies. From 1983 to 1987, he led the development of a $250 million venture capital program for the State of Michigan Department of Treasury as its deputy director. In 1982, Mr. Finn founded and served as president of the Michigan Certified Development Corporation, a small business development corporation which financed over $50 million of investments in six companies in Michigan during the period 1982 to 1984. In 1976, he launched the Forward Development Corporation, an entity sponsored by the U.S. Small Business Administration for small business financing. He serves on the board of directors of several portfolio companies in which one or more of BVP I, BVP II and BVP III have invested, including Medirisk, Inc. and Pediatric Services of America, Inc. Mr. Finn is an "interested person" with respect to the Company, as defined in
Section 2(a)(19) of the Investment Company Act. Mr. Finn has been a director of the Company since its formation in 1996.

     ROBERT P. PINKAS (information concerning Mr. Pinkas is set forth above under the caption "Nominees for a term expiring in 2003.")

DIRECTOR WHOSE TERM EXPIRES IN 2000

     RICHARD MOODIE, 48, a director of the Company, is a founder, President and Chief Executive Officer of KraftMaid. He has over 28 years of experience in growing and managing a manufacturing and marketing business. In 1990, Mr. Moodie sold his majority interest in KraftMaid to Masco Corporation of Taylor, Michigan, a $5 billion home furnishing and building materials company. Mr. Moodie holds a limited partnership interest in BVP III. Mr. Moodie has been a director of the Company since its formation in 1996.

NON-DIRECTOR EXECUTIVE OFFICER

     TAB A. KEPLINGER, 37, serves as Vice President and Chief Financial Officer of the Company. Prior to joining the Company in February, 1997, Mr. Keplinger was Vice President and Chief Financial Officer of Victoria Financial Corporation. Before joining Victoria Financial Corporation in 1990, Mr. Keplinger was a senior audit manager in the manufacturing and service sectors for KPMG Peat Marwick.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the officers and directors of the Company and persons who beneficially own more than 10% of the Common Stock to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and 10% stockholders are also required by the rules promulgated by the Commission to furnish to the Company copies of all Section 16(a) reports they file.

     Based solely upon a review of the copies of such forms furnished to the Company, the Company believes that each of its officers and directors complied with all Section 16(a) filing requirements applicable to them during the fiscal year ended December 31, 1997, except as described below. As of the date of this Proxy Statement, the Company has no 10% stockholders.

     Following a change in the Company's outside counsel in early 1997, the Company instituted a review of its internal Section 16(a) reporting procedures. In connection with such review, the Company identified certain reporting errors attributable to deficiencies in its internal notification and compliance procedures and adopted new procedures to help ensure the timeliness of future filings. The correction of such errors resulted in late filings of certain
Section 16(a) reports by directors and executive officers of the Company with respect to fiscal 1996 and 1997. The number of late reports filed by Messrs. Pinkas, Finn, Cascio, Moodie, Bryan, and Keplinger for such periods was 6, 5, 2, 1, 2, and 1, respectively (each report covered one transaction). James R. Bergman, a former Vice President of the Company who resigned in December 1997, filed one late report relating to his initial statement of beneficial ownership (no transactions).

STOCK OWNERSHIP OF OFFICERS AND DIRECTORS

     The following table sets forth as of January 31, 1998, the number of shares of Common Stock of the Company beneficially owned by each director, nominee for director, executive officer and all directors and executive officers as a group, according to information furnished to the Company by such persons:

                                                AMOUNT AND
                                                NATURE OF
                                                BENEFICIAL    PERCENT
                    NAME                       OWNERSHIP(1)   OF CLASS
                    ----                       ------------   --------
Robert P. Pinkas.............................    118,583(2)    3.11%
Michael J. Finn..............................     29,570(3)        *
L. Patrick Bales.............................          0           *
Benjamin F. Bryan............................      2,264           *
Richard Moodie...............................     10,000           *
Tab A. Keplinger.............................      1,250           *
Paul H. Cascio...............................     18,444(4)        *
All Directors and Executive Officers as a
  Group......................................    180,111        4.73

---------------

 * Shares owned are less than one percent of class.

(1) Each of the persons named in the above table has sole voting and investment power with respect to the shares indicated as beneficially owned.

(2) Includes 75,000 shares subject to stock options granted under the Company's Stock Option Plan, that are exercisable currently or within 60 days of January 31, 1998.

(3) Includes 25,000 shares subject to stock options granted under the Company's Stock Option Plan, that are exercisable currently or within 60 days of January 31, 1998.

(4) Includes 8,333 shares subject to stock options granted under the Company's Stock Option Plan, that are exercisable currently or within 60 days of January 31, 1998.

ORGANIZATION AND COMPENSATION OF THE BOARD OF DIRECTORS

     The Company's Board of Directors held four regularly scheduled meetings during the last fiscal year. The standing committees of the Board of Directors include the Audit Committee, the Compensation Committee and the Nominating Committee.

     The function of the Audit Committee is to make recommendations to the Board of Directors concerning selection of the Company's independent public accountant, oversee the Company's accounting methods and implement and review the audit and findings of the Company's independent public accountant for the purpose of reporting to the Board of Directors. The Audit Committee, currently composed of Messrs. Bales, Bryan and Moodie, held one formal meeting separate from Board meetings during 1997.

     The function of the Compensation Committee is to assist the Board of Directors in evaluating and recommending compensation of the senior executives of the Company and to administer the Company's Stock Option Plan in accordance with the terms thereof, including the designation of which officers and employees of the Company shall receive stock options, and the number of shares which should be subject to each option so granted. The Compensation Committee, currently composed of Messrs. Bales, Bryan and Moodie, held no formal meetings separate from Board meetings during 1997.

     The function of the Nominating Committee is to recommend candidates for the Board of Directors. The Nominating Committee, currently composed of Messrs. Pinkas, Finn and Bales, held no formal meetings separate from Board meetings during 1997. Although stockholders generally may submit written recommendations to the Nominating Committee for consideration, no formal procedures have been established for such purpose.

     Each director who is not an officer or an employee of the Company receives a monthly fee of $500 and an attendance fee of $1,000 for each Board and committee meeting attended.

                             EXECUTIVE COMPENSATION

COMPENSATION

     Each of Messrs. Bales, Bryan and Moodie received $10,000 for his service as a director of the Company during 1997. No other compensation was paid to any director (including those who also serve as executive officers) by the Company or any other entity in the Company's fund complex during 1997, nor did any executive officer of the Company receive aggregate compensation in excess of $60,000 in 1997.

     During the Company's first fiscal year (which ended December 31, 1996), options to purchase 225,000 and 75,000 shares of Common Stock at $10.00 per share were granted to Mr. Pinkas and Mr. Finn, respectively. The exercise of such options is governed by a multi-year vesting schedule, as described below under the caption "Stock Options."

STOCK OPTIONS

     The Company's 1996 Stock Option Plan (the "Stock Option Plan") permits the granting of non-qualified stock options to officers and employees of the Company. All officers of the Company are eligible to be selected to participate in the Stock Option Plan. At present, the Company has no employees. The Stock Option Plan is administered by the Compensation Committee of the Board of Directors, which selects the persons who are eligible to participate and determines the number of options to be granted.

     The number of shares of Common Stock available for grant under the Stock Option Plan is 1,175,000, subject to certain adjustments. Options granted under the Stock Option Plan are exercisable at a price not less than the greater of
(i) the current market value (as defined in the Stock Option Plan) on the date of option grant and (ii) the current net asset value of the shares of Common Stock. Options become exercisable to the extent of one-third of the subject shares after one year from the grant date, two-thirds of the subject shares after two years from the grant date and all subject shares after three years from the grant date.

     No stock options were granted during 1997.

              PROPOSAL TO AMEND AND RESTATE THE COMPANY'S CHARTER

GENERAL

     At a meeting held on February 17, 1998, the Board of Directors of the Company adopted resolutions (i) proposing that the Company's current Charter (the "Current Charter") be amended and restated in the form of Appendix A attached to this Proxy Statement (the "Proposed Charter"), (ii) directing that the Proposed Charter be submitted to the Company's stockholders for consideration at the 1998 Annual Meeting and (iii) amending the Company's Bylaws to effect changes consistent with the Proposed Charter.

     Adoption of the Proposed Charter is expected to, among other things, eliminate inconsistencies and ambiguities in the Company's organizational documents, secure for the Company and its stockholders certain rights and benefits available under Maryland law, provide the Board with greater flexibility in managing the business and affairs of the Company and help preserve for the Company's stockholders the long-term value of the Company in the event of a takeover. Approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. THE BOARD OF DIRECTORS BELIEVES THAT APPROVAL OF THE PROPOSED CHARTER IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS THAT YOU TO VOTE "FOR" THIS PROPOSAL.

SUMMARY OF MATERIAL DIFFERENCES BETWEEN CURRENT CHARTER AND PROPOSED CHARTER

     Set forth below is a summary of the material differences between the Current Charter and the Proposed Charter. Most of these differences relate to changes made for the purpose of eliminating inconsistencies and ambiguities in the Current Charter and preserving for stockholders certain rights which they already enjoy under the Current Charter and the Maryland General Corporation Law, as presently in effect (the "MGCL"). Accordingly, except as described under the captions "Authority to Reclassify Unissued Shares" and "Charter Amendments," adoption of the Proposed Charter is not expected to alter in any material respect the stockholder rights which presently exist under the Current Charter and the MGCL. Please refer to Appendix A to this Proxy Statement to review the full text of the Proposed Charter, which includes certain nonmaterial changes not described below.

     Number, Classification and Tenure of Directors. As described above under the caption "Election of Directors," the Board of Directors has amended the Bylaws, as permitted by the Company's organizational documents and the MGCL, to
(i) increase the size of the Board to eight members, (ii) reclassify the Board into five classes and (iii) extend to five years the term for which directors are elected. Article FIFTH of the Current Charter (which has not yet been updated to reflect these changes) continues to provide that unless and until changed by amendment of the Bylaws, the number of directors will be five, the number of classes of directors will be three and the term of office of each director will be three years. Article FIFTH of the Proposed Charter contains updated language which conforms the Charter to the applicable Bylaw provisions. If the Proposed Charter is approved by stockholders, an Amended and Restated Charter will be filed with the State of Maryland following the 1998 Annual Meeting reflecting the composition of the Board immediately following such Annual Meeting.

     Removal of a Director. The Current Charter contains duplicative and inconsistent provisions with respect to the removal of a director by stockholders. Article FOURTH, Section 8 of the Current Charter provides that a director may be removed with or without cause by a vote of at least 75% of the shares entitled to be cast on the matter. Article FIFTH of the Current Charter contains substantially the same provision, but requires the approval of only two-thirds of the voting shares for the removal of a director by stockholders. The Proposed Charter would eliminate this inconsistency by setting forth only one provision regarding removal of a director by stockholders. Article FIFTH of the Proposed Charter provides, consistent with Article FOURTH, Section 8 of the Current Charter and the Bylaws, that removal of a director by stockholders requires the affirmative vote of at least 75% of the shares entitled to vote in the election of directors.

     Applicability of Maryland "Fair Price" Statute. Subtitle 6 of Title 3 of the MGCL (the "Fair Price Statute"), generally prohibits any person who is the holder of 10% of more of a Maryland corporation's voting shares (an "Interested Stockholder") from engaging in a self-dealing business combination with the corporation during the five-year period following the date on which such person became an Interested Stockholder unless the business combination was approved in accordance with the special voting requirements of the Fair Price Statute or the consideration to be received by the stockholders of the corporation in the business combination exceeds the minimum amount prescribed by the Fair Price Statute. Among the transactions expressly excluded from the special voting requirements of the Fair Price Statute are business combinations involving an investment company registered under the Investment Company Act, unless the charter of such investment company sets forth an election to be subject to such requirements. Although the Company is not "registered" under the Investment Company Act and has merely elected status as a business development company thereunder, there can be no assurance that the foregoing exclusion, if broadly construed, would not be deemed to apply to the Company. To ensure that stockholders of the Company are not denied the benefits of the Fair Price Statute, the Board of Directors believes that the Company's Charter should reflect its desire to be subject to the Fair Price Statute. Accordingly, unlike the Current Charter which is silent with respect to the applicability to the Company of the Fair Price Statute, Article TENTH of the Proposed Charter explicitly sets forth the Company's election to be subject to the Fair Price Statute.

     Applicability of Maryland "Control Share" Statute. Subtitle 7 of Title 3 of the MGCL (the "Control Share Statute") provides that shares of a Maryland corporation acquired in a transaction that would permit the holder of such shares to exercise voting power within one of the ranges specified in the Control Share Statute have no voting rights unless the acquisition of such shares was approved by the stockholders of the corporation in accordance with the procedures set forth in the Control Share Statute. Like the Fair Price Statute, the Control Share Statute is expressly inapplicable to transactions involving a registered investment company. Unlike the Fair Price Statute, however, the Control Share Statute does not authorize a registered investment company to override the exclusion by "opting into" the statute. To ensure that the stockholders of the Company are not denied the benefits of the Control Share Statute in the event such exclusion is deemed to apply to the Company, the Board believes that the protections afforded by the Control Share Statute should be embedded in the Company's Charter. Accordingly, unlike the Current Charter, which purports to "opt into" the Control Share Statute, the Proposed Charter has incorporated substantially all of the text of the Control Share Statute (with conforming changes) into the provisions of its Article ELEVENTH.

     Authority to Reclassify Unissued Shares. Unlike the Current Charter, which is silent with respect to the Board's authority to classify or reclassify the Company's unissued stock, Article SIXTH, Section 12 of the Proposed Charter would give the Board of Directors the power to unilaterally classify or reclassify any unissued stock of the Company from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such stock. The Board of Directors believes this provision, which is expressly authorized by the MGCL and commonly found in the charters of Maryland corporations, will benefit the Company and its stockholders by providing directors with greater flexibility to effect changes in the Company's capital structure for the purpose of raising additional funds or discouraging harmful takeover bids. The possible antitakeover effect of this provision is discussed below under the caption "Possible Antitakeover Effects of Certain Provisions of the Proposed Charter."

     Charter Amendments. Unlike the Current Charter, which authorizes the holders of a majority of the outstanding voting shares of the Company to amend, alter, supplement or repeal any of its provisions, the Proposed Charter would require a supermajority vote for certain stockholder amendments. Specifically, the affirmative vote of holders of seventy-five percent (75%) of the outstanding voting power of the Company would be required for stockholders to amend, alter, supplement or repeal any of the provisions of Articles FIFTH, EIGHTH, TENTH, ELEVENTH and TWELFTH of the Proposed Charter or any other provision of the Proposed Charter if such action would be inconsistent with or have the effect of amending, altering, repealing or superseding any provision of the Bylaws. As further described below, such supermajority voting requirement could have the effect of discouraging or rendering more difficult a hostile takeover of the Company.

     In addition, unlike the Current Charter, which contains no comparable provision, the Proposed Charter provides that the Company reserves the right to make any amendment of the Company's Charter, now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in the Charter, of any outstanding shares of stock. The Board of Directors believes this provision, which is expressly authorized by the MGCL and commonly found in the charters of Maryland corporations, will benefit the Company and its stockholders generally by providing the Company with greater flexibility to effect future Charter amendments without being subject to the exercise of appraisal rights by objecting stockholders.

POSSIBLE ANTITAKEOVER EFFECTS OF CERTAIN PROVISIONS OF THE PROPOSED CHARTER

     The Current Charter and Bylaws of the Company contain provisions which could have the effect of discouraging unilateral tender offers or other attempts to take over and acquire the Company. These include, for example, provisions establishing a classified board of directors, requiring a supermajority vote for the removal of a director and setting forth advance notice procedures for stockholder proposals and director nominations. As noted above, the MGCL also contains provisions, such as the Fair Price Statute and the Control Share Statute, which could deter a potential acquiror from seeking to obtain control of the Company. Although such provisions could (if they discourage potential takeover bids) have the effect of limiting the opportunity for stockholders to sell their shares at a premium over then prevailing market prices, their intended effect is to help preserve for the Company's stockholders the long-term value of the Company in the event of a takeover by encouraging potential acquirors to negotiate the terms and conditions of a proposed transaction with the Board and discouraging the use of unfair and improper tactics in a contest for control of the Company. The Board of Directors believes that non-negotiated takeover attempts present to stockholders the risk of a sale on terms which may be less favorable than might otherwise be available.

     Adoption of the Proposed Charter would not alter the antitakeover protections that the Company and its stockholders presently enjoy under the Current Charter and the MGCL, except in the following two respects. First, unlike the Current Charter, the Proposed Charter would authorize the Board of Directors to unilaterally classify or reclassify any of the authorized but unissued shares of the Company's stock. Although the Company has no present intention to reclassify any of the authorized but unissued shares of Common Stock, such power could be used in the future to dilute the voting rights of a hostile bidder and the existence of such a charter provision could have the effect of discouraging unsolicited takeover bids. Second, unlike the Current Charter, the Proposed Charter would require a supermajority vote in order for stockholders to amend certain of its provisions. Because a potential acquiror would be unable to alter certain stockholder rights provisions in the Company's organizational documents or effect certain changes in the Board without first obtaining the support of a significant number of disinterested stockholders, such supermajority voting requirement could have the effect of discouraging or rendering more difficult an attempt to seize control of the Company.

     The Board of Directors believes that the inclusion of the foregoing antitakeover provisions in the Proposed Charter is in the best interests of the Company and its stockholders. Although the Board may, in the future, adopt other measures designed to discourage non-negotiated takeover attempts, no specific measures are currently contemplated. The Board is not aware of any plan or proposal to effect a change of control in the Company.

                 RATIFICATION OF SELECTION OF PUBLIC ACCOUNTANT

     The accounting firm of Ernst & Young LLP has been the Company's independent public accountant and has audited the accounts of the Company since the formation of the Company. The Board of Directors has selected Ernst & Young LLP to audit the accounts of the Company for the fiscal year ending December 31, 1998, subject to the approval of the stockholders. Ernst & Young LLP has advised the Company that neither the firm nor any of its members or associates has any direct or indirect financial interest in the Company or any of its affiliates other than as auditors.

     Representatives of Ernst & Young LLP are expected to be present at the 1998 Annual Meeting of Stockholders with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

     The favorable vote of a majority of the shares voting on this proposal is required for ratification of the selection of Ernst & Young LLP as the Company's independent public accountant for the fiscal year ending December 31, 1998. The persons named in the accompanying proxy intend to vote proxies received by them in favor of this proposal unless a choice "Against" or "Abstain" is specified. The Board of Directors recommends voting FOR ratification of the selection of Ernst & Young LLP as the independent public accountant of the Company for the fiscal year ending December 31, 1998.

               STOCKHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING

     Any stockholder who is the record or beneficial owner of at least 1% or $1,000 in market value of Common Stock of the Company entitled to be voted at the 1999 Annual Meeting of Stockholders and who has held such Common Stock for at least one year may present a proposal at the 1999 Annual Meeting. A stockholder who intends to present a proposal at the 1999 Annual Meeting of Stockholders, and who wishes to have the proposal included in the Company's proxy statement and form of proxy for that meeting, must deliver the proposal to the Company by December 15, 1998.

                                 OTHER MATTERS

     Management does not know of any other matters which will come before the meeting. In case any other matter should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                                 ANNUAL REPORT

     The Company's annual report for the year ended December 31, 1997 is being mailed, together with this Proxy Statement, to all stockholders entitled to receive notice of and vote at the 1998 Annual Meeting of Stockholders. Additional copies may be obtained from the undersigned.

     Please sign, date and return the proxy at your earliest convenience in the enclosed envelope. No postage is required for mailing in the United States. A prompt return of your proxy will save the expense of further mailings.

                                          By order of the Board of Directors

                                          PAUL H. CASCIO, Vice President and
                                          Secretary

April      , 1998

                                   APPENDIX A
                           ARTICLES OF AMENDMENT AND
                           RESTATEMENT OF THE CHARTER
                                       OF
                          BRANTLEY CAPITAL CORPORATION

     BRANTLEY CAPITAL CORPORATION, a Maryland corporation having its principal office in the State of Maryland at 32 South Street, Baltimore, Maryland 21202 (hereinafter called the "Corporation") hereby certifies to the State Department of Assessments and Taxation that:

     1. The Corporation desires to amend and restate its charter.

     2. The amendment and restatement of the Corporation's charter was advised by the Board of Directors and approved by the stockholders.

     3. The following are the Articles of Incorporation of the Corporation as amended and restated:

     FIRST: Name. The name of the Corporation is BRANTLEY CAPITAL CORPORATION.

     SECOND: Purpose. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the Maryland General Corporation Law (the "MGCL"), including, without limitation, to act as a closed-end, non-diversified management investment company, electing status as a business development company under the Investment Company Act of 1940, as amended (the "Investment Company Act"); provided, however, that the Corporation may cease to be treated as a business development company upon compliance with the requirements of the Investment Company Act with respect thereto.

     THIRD: Principal Office and Resident Agent. The post office address of the place at which the principal office of the Corporation in the State of Maryland is located is c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. The name and post office address of the Corporation's resident agent in the State of Maryland is The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202.

     FOURTH: Capital Stock.

     SECTION 1. The Corporation has authority to issue one class of capital stock as follows: 25,000,000 shares of common stock of the par value of One Cent ($.01) per share the ("Common Stock"), having an aggregate par value of $250,000.

     SECTION 2. All preferences, rights, including rights to the dividends, voting powers, restrictions and qualifications of or with respect to the shares of Common Stock of the Corporation are and shall be in all respects subject and subordinate to and limited, qualified and controlled by any and all prohibitions, limitations, restrictions and qualifications with respect thereto expressed in or resulting from compliance with (i) the laws of Maryland, (ii) the terms and provisions of or with respect to any shares of any class of preferred stock of the Corporation that are hereafter authorized and whether before or after the classification thereof and whether the terms and provisions thereof are those fixed by these Articles of Incorporation or by the Board of Directors pursuant to any authority or power in these Articles of Incorporation, or (iii) the other provisions of these Articles of Incorporation.

     SECTION 3. Unless otherwise provided in these Articles of Incorporation, the Board of Directors shall have the power to issue shares of capital stock of the Corporation from time to time for such consideration and in such form as may be fixed from time to time pursuant to the direction of the Board of Directors.

     SECTION 4. Unless otherwise expressly provided in these Articles of Incorporation, the holders of each share of capital stock of the Corporation shall be entitled to one vote for each full share of capital stock, and a fractional vote for each fractional share of capital stock then outstanding in his or her name in the books of the Corporation. On any, matter submitted to a vote of stockholders, all shares of the Corporation then issued and outstanding and entitled to vote, irrespective of the class of such shares, shall be voted in the aggregate and not by class; provided, however, that (i) when otherwise required by the MGCL, (ii) when required by the Investment Company Act, or

(iii) when the matter does not affect any interest of the particular class, then only stockholders of the affected class shall be entitled to vote thereon unless otherwise expressly provided in any amendment or supplement to these Articles. Stockholders of the Corporation shall not be entitled to cumulative voting in the election of directors or on any other matter unless otherwise expressly provided in any amendment or supplement to these Articles creating any new class of stock.

     SECTION 5. The presence in person or by proxy of the holders of record of the majority of all shares of capital stock of the Corporation issued and outstanding and entitled to vote there at shall constitute a quorum for the transaction of any business at all meetings of the stockholders of the Corporation, except as otherwise provided by the Investment Company Act, the MGCL or in these Articles of Incorporation.

     SECTION 6. Except as otherwise provided by these Articles of Incorporation or the Bylaws, any corporate action to be taken by a vote of the stockholders shall be valid and effective if taken or authorized by the affirmative vote of the holders of a majority of the aggregate number of shares of capital stock of the Corporation outstanding and entitled to vote thereon.

     SECTION 7. No holder of shares of capital stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any part of any new or additional issue of stock of any class, or of rights or options to purchase any stock, or of securities convertible into, or carrying rights or options to purchase, stock of any class, whether now or hereafter authorized or whether issued for money, for a consideration other than money or by way of a dividend or otherwise, and all such rights are hereby waived by each holder of Common Stock and of any other class of stock or securities of the Corporation that may hereafter be created.

     SECTION 8. All persons who shall acquire capital stock in the Corporation shall acquire the same subject to the provisions of these Articles of Incorporation.

     FIFTH: Board of Directors. The directors shall initially be divided into five classes, designated Class I, Class II, Class III, Class IV and Class V. All classes shall be as nearly equal in number as possible, and the directors as initially classified shall hold office for terms as follows: the Class I director[s], Michael J. Finn [and Robert P. Pinkas], shall hold office until the date of the annual meeting of stockholders in 1999 or until [his][their] successor[s] shall be elected and qualified; the Class II director, Richard Moodie shall hold office until the date of the annual meeting of stockholders in 2000 or until his successor shall be elected and qualified; the Class III
directors,          and          shall hold office until the date of the annual
meeting of stockholders in 2001 or until their successors shall be elected and
qualified; the Class IV director,          , shall hold office until the date of
the annual meeting in 2002 or until his successor shall be elected and
qualified; and the Class V directors,           and          , shall hold office
until the date of the annual meeting in 2003 or until their successors shall be elected and qualified. Upon expiration of the term of office of each class as set forth above, the directors in each such class shall be elected for a term of five years to succeed the directors whose terms of office expire. Each director shall hold office until the expiration of his or her term and until his or her successor shall have been elected and qualified, or until his or her earlier death, resignation or removal. Removal of a director by stockholders shall require the affirmative vote of at least seventy-five percent (75%) of the outstanding shares of capital stock of the Corporation entitled to vote in the election of directors.

     The Corporation may, through its Bylaws, fix the number of directors and divide the directors into classes and prescribe the tenure of office of the several classes.

     SIXTH: Management of the Affairs of the Corporation.

     SECTION 1. All corporate powers and authority of the Corporation (except as at the time otherwise provided by statute, by these Articles of Incorporation or by the Corporation's Bylaws) shall be vested in and exercised by the Board of Directors.

     SECTION 2. The Board of Directors shall have the power to fix an initial offering price for the shares of capital stock of the Corporation, which shall yield to the Corporation not less than the par value thereof, at which price the shares of capital stock of the Corporation shall be offered for sale, and to determine from time to time thereafter the offering price which shall yield to the Corporation not less than the par value thereof from sales of the shares of its capital stock; provided, however, that sales by the Corporation of its shares of capital stock for less than net asset value (as defined in the Investment Company Act) shall be in accordance with the applicable requirements of the Investment Company Act.

     SECTION 3. The Board of Directors may from time to time declare and pay dividends or distributions, in stock or in cash, on any or all classes of capital stock; provided that dividends or distributions on shares of any class of capital stock shall be paid only out of earnings, surplus, or other lawfully available assets belonging to such class.

     SECTION 4. The Board of Directors shall have the power in its discretion to distribute to the stockholders of the Corporation in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the Corporation to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute thereof, and regulations promulgated thereunder (collectively, the "Code"), and to avoid liability of the Corporation for federal income tax in respect of that year and to make other appropriate adjustments in connection therewith.

     SECTION 5. The Board of Directors shall have the power, in its discretion, to make such elections as to the tax status of the Corporation as may be permitted or required under the Code, without the vote of stockholders of the Corporation.

     SECTION 6. The Board of Directors shall have the exclusive power to make, alter or repeal from time to time any of the Bylaws of the Corporation.

     SECTION 7. The Board of Directors shall have the exclusive power from time to time to determine whether and to what extent, and at what times and places and under what conditions, the accounts and books of the Corporation or any of them shall be open to the inspection of stockholders, and no stockholder shall have any right to inspect any account, book or document of the Corporation except to the extent required by the MGCL or permitted by the Corporation's Bylaws.

     SECTION 8. To the extent permitted under the MGCL, the Corporation may purchase or redeem shares of its capital stock upon such terms and conditions and for such consideration as the Board of Directors shall deem advisable.

     SECTION 9. The net asset value of the property and assets of the Corporation shall be determined in accordance with the Investment Company Act, and at such times as the Board of Directors may direct, by deducting from the total market or appraised value of all of the property and assets of the Corporation, all debts, obligations and liabilities of the company (including, but without limitation of the generality of any of the foregoing, any or all debts, obligations, liabilities or claims of any and every kind and nature, whether fixed, accrued, or unmatured, and any reserves or charges, determined in accordance with generally accepted accounting principles, for any or all thereof, whether for taxes, including estimated taxes or unrealized book profits, expenses, contingencies or otherwise).

     SECTION 10. The Board of Directors from time to time may change the Corporation's name, without the vote or consent of the stockholders of the Corporation, in any manner and to the extent now or hereafter permitted by the MGCL and by these Articles of Incorporation.

     SECTION 11. The Corporation may be converted from a closed-end to an open-end investment company by a vote of at least seventy-five percent (75%) of the Continuing Directors (as defined below) and by the holders of at least seventy-five percent (75%) of the shares entitled to be cast on the matter. A "Continuing Director" for these purposes is any member of the Board of Directors who (i) is not a person or affiliate of a person who enters or proposes to enter into a business combination, as defined in the MGCL, with the Corporation (an "Interested Party") and (ii) who has been a member of the Board of Directors of the Corporation for a period of at least 12 months, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and has been recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Corporation.

     SECTION 12. The Board of Directors shall have the power to classify or reclassify any authorized and unissued stock of the Corporation from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such stock.

     SECTION 13. In addition to the powers and authorities granted herein and by statute expressly conferred upon it, the Board of Directors is authorized to exercise all powers and do all acts that may be exercised or done by the Corporation pursuant to the provisions of the MGCL, these Articles of Incorporation and the Bylaws of the Corporation.

     SEVENTH: Determinations as to Accounting Matters. Any determination made in good faith, so far as accounting matters are involved, in accordance with generally accepted accounting principles by or pursuant to the authority or the direction of the Board of Directors, (i) as to the amount of assets, obligations or liabilities of the Corporation, (ii) as to the amount of net income of the Corporation from dividends and interest for any period or amounts at any time legally available for the payment of dividends, (iii) as to the amount of any reserves or charges set up and the propriety thereof, (iv) as to the time of or purpose for creating reserves or as to the use, alteration or cancellation of any reserves or charges (whether or not any obligation or liability for which such reserves or charges shall have been created, shall have been paid or discharged or is then or thereafter required to be paid or discharged), (v) as to the price of any security owned by the Corporation, (vi) as to any other matters relating to the issuance, sales, redemption or other acquisition or disposition of any securities by the Corporation or any securities or shares of capital stock of the Corporation, or (vii) as to any reasonable determination made in good faith by the Board of Directors as to whether any transaction constitutes a purchase of securities on "margin," a sale of securities "short," or an underwriting or the sale of, or a participation in any underwriting or selling group in connection with the public distribution of, securities, shall be final and conclusive, and shall be binding upon the Corporation and all its stockholders, past, present and future, and shares of capital stock of the Corporation are issued and sold on the condition and understanding, evidenced by the purchase of shares of capital stock or acceptance of share certificates, that any and all such determinations shall be binding as aforesaid. No provision of these Articles of Incorporation shall be effective to (a) require a waiver of compliance with any provision of the Securities Act of 1933, as amended (the "Securities Act"), the Investment Company Act or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder or (b) protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     EIGHTH: Limitations on Liability; Indemnification.

     SECTION 1. To the fullest extent that limitations on the liability of directors and officers is permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for monetary damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted. No amendment of these Articles of Incorporation or repeal of any of the provisions hereof shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal.

     SECTION 2. Any person who was or is a party or is threatened to be made a party, in any threatened, pending or completed action, suit or proceeding, whether civil, criminal administrative or investigative, by reason of the fact that such person is a current or former director or officer of the Corporation or is or was serving while a director or officer of the Corporation at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by the Corporation against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding to the fullest extent permissible under the MGCL, the Securities Act and the Investment Company Act, as such statutes are now or hereafter in force. In addition, the Corporation shall also advance expenses to its currently acting and its former directors and officers to the fullest extent that indemnification of directors and officers is permitted by the MGCL, the Securities Act and the Investment Company Act. The Board of Directors may by bylaw, resolution or agreement make further provisions for indemnification of the directors, officers, employees and agents to the fullest extent permitted by the MGCL.

     SECTION 3. No provision of this Article EIGHTH shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their respective offices.

     NINTH: Perpetual Existence. The duration of the Corporation shall be perpetual.

     TENTH: Business Combinations. The Corporation hereby elects to be subject to Title 3, Subtitle 6 of the MGCL which establishes certain voting requirements in connection with any "Business Combination" (as defined in such Subtitle).

     ELEVENTH: Voting Rights of Certain Control Shares.

     SECTION 1. For purposes of this Article ELEVENTH, the following words have the meanings indicated.

          (a) "Acquiring person" means a person who makes or proposes to make a control share acquisition.

          (b) "Associate", when used to indicate a relationship with any person, means:

             (1) An "associate" as defined in sec. 3-601(c) of Title 3, Subtitle 6 of the MGCL; or

             (2) A person that:

                (i) Directly or indirectly controls, or is controlled by, or is under common control with, the person specified; or

                (ii) Is acting or intends to act jointly or in concert with the person specified.

          (c) (1) "Control shares" means shares of stock of the Corporation that, except for this Article ELEVENTH, would, if aggregated with all other shares of stock of the Corporation (including shares the acquisition of which is excluded from "control share acquisition" in subsection (d)(2) of this Section) owned by a person or in respect of which that person is entitled to exercise or direct the exercise of voting power, except solely by virtue of a revocable proxy, entitle that person, directly or indirectly, to exercise or direct the exercise of the voting power of shares of stock of the Corporation in the election of directors within any of the following ranges of voting power:

                (i) One-fifth or more, but less than one-third of all voting power;

                (ii) One-third or more, but less than a majority of all voting power; or

                (iii) A majority or more of all voting power.

          (2) "Control shares" includes shares of stock of the Corporation only to the extent that the acquiring person, following the acquisition of the shares, is entitled, directly or indirectly, to exercise or direct the exercise of voting power within any level of voting power set forth in this Section for which approval has not been obtained previously under Section 2 of this Article ELEVENTH.

          (d) (1) "Control share acquisition" means the acquisition, directly or indirectly, by any person, of ownership of, or the power to direct the exercise of voting power within respect to, issued and outstanding control shares.

             (2) "Control share acquisition" does not include the acquisition of shares:

                (i) Under the laws of descent and distribution;

                (ii) Under the satisfaction of a pledge or other security interest charged in good faith and not for the purpose of circumventing this Article ELEVENTH; or

                (iii) Under a merger, consolidation, or share exchange effected under Subtitle 1 of Title 3 of the MGCL if the Corporation is a party to the merger, consolidation, or share exchange.

          (3) Unless the acquisition entitles any person, directly or indirectly, to exercise or direct the exercise of voting power in the election of directors in excess of the range of voting power previously authorized or attained under an acquisition that is exempt under paragraph
     (2) of this subsection, "control share acquisition" does not include the acquisition of shares of the Corporation in good faith and not for the purpose of circumventing this Article ELEVENTH by or from:

                (i) Any person whose voting rights have previously been authorized by stockholders in compliance with this Article ELEVENTH; or

                (ii) Any person whose previous acquisition of shares of stock of the Corporation would have constituted a control share acquisition but for paragraph (2) of this subsection.

          (e) "Interested shares" means shares of the Corporation in respect of which any of the following persons is entitled to exercise or direct the exercise of the voting power of shares of stock of the Corporation in the election of directors:

             (1) An acquired person;

             (2) An officer of the Corporation; or

             (3) An employee of the Corporation who is also a director of the Corporation.

          (f) "Person" includes an associate of the person.

     SECTION 2. (a) Control shares of the Corporation acquired in a control share acquisition have no voting rights except to the extent approved by the stockholders at a meeting held under Section 4 of this Article ELEVENTH by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter, excluding all interested shares.

          (b) This Article ELEVENTH does not apply to the voting rights of shares of stock if the acquisition of the shares specifically, generally, or generally by types, as to specifically identified or unidentified existing or future shareholders or their affiliates or associates, has been approved or exempted by a provision contained in these Articles or the Bylaws of the Corporation and adopted at any time before the acquisition of the shares.

          (c) For the purposes of Section 1 of this Article ELEVENTH:

             (1) Shares acquired within 90 days of shares acquired under a plan to make a control share acquisition are considered to have been acquired in the same acquisition; and

             (2) A person may not be deemed to be entitled to exercise or direct the exercise of voting power with respect to shares held for the benefit of others if the person:

                (i) Is acting in the ordinary course of business, in good faith and not for the purpose of circumventing the provisions of this Section; and

                (ii) Is not entitled to exercise or to direct the exercise of the voting power of the shares unless the person first seeks to obtain the instruction of another person.

     SECTION 3. Any person who proposes to make or who has made a control share acquisition may deliver an acquiring person statement to the Corporation at the Corporation's principal office. The acquiring person statement shall set forth all of the following:

             (1) The identity of the acquiring person and each other member of any group of which the person is a part for purposes of determining control shares;

             (2) A statement that the acquiring person statement is given under this Article ELEVENTH;

             (3) The number of shares of the Corporation owned (directly or indirectly) by the acquiring person and each other member of any group;

             (4) The applicable range of voting power as set forth in Section 1(c) of this Article ELEVENTH; and

             (5) The control share acquisition has not occurred:

                (i) A description in reasonable detail of the terms of the proposed control share acquisition; and

                (ii) Representations of the acquiring person, together with a statement in reasonable detail of the facts on which they are based, that:

                  1. The proposed control share acquisition, if consummated, will not be contrary to law; and

                  2. The acquiring person has the financial capacity, through financing to be provided by the acquiring person and any additional specified sources of financing required under Section 5 of this Article ELEVENTH to make the proposed control share acquisition.

     SECTION 4. (a) Except as provided in Section 5 of this Article ELEVENTH, if the acquiring person requests, at the time of delivery of an acquiring person statement, and gives a written undertaking to pay the Corporation's expenses of a special meeting, except the expenses of opposing approval of the voting rights, within 10 days after the day on which the Corporation receives both the request and undertaking, the directors of the Corporation shall call a special meeting of stockholders of the Corporation for the purpose of considering the voting rights to be accorded the shares acquired or to be acquired in the control share acquisition.

          (b) The directors may require the acquiring person to give bond, with sufficient surety, to reasonably assure the corporation that this undertaking will be satisfied.

          (c) Unless the acquiring person agrees in writing to another date, the special meeting of stockholders shall be held within 50 days after the day on which the Corporation has received both the request and the undertaking.

          (d) If the acquiring person makes a request in writing at the time of delivery of the acquiring person statement, the special meeting may not be held sooner than 30 days after the day on which the Corporation receives the acquiring person statement.

          (e) (1) If no request is made under subsection (a) of this Section, the issue of the voting rights to be accorded the shares acquired in the control shares acquisition may, at the option of the Corporation, be presented for consideration at any meeting of stockholders.

             (2) If no request is made under subsection (a) of this Section and the Corporation proposes to present the issue of the voting rights to be accorded the shares acquired in a control share acquisition for consideration at any meeting of stockholders, the Corporation shall provide the acquiring person with written notice of the proposal not less than 20 days before the date on which notice of the meeting is given.

     SECTION 5. (a) A call of a special meeting of stockholders of the Corporation is not required to be made under Section 4(a) of this Article ELEVENTH unless, at the time of delivery of an acquiring person statement under
Section 3 of this Article ELEVENTH, the acquiring person has:

          (1) Entered into a definitive financing agreement or agreements with one or more responsible financial institutions or other entities that have the necessary financial capacity, providing for any amount of financing of the control share acquisition not to be provided by the acquiring person; and

          (2) Delivered a copy of the agreements to the Corporation.

          (b) In addition, the Board of Directors shall not be obligated to call of a special meeting of stockholders of the Corporation under Section 4(a) of this Article ELEVENTH if the Board of Directors makes a determination within ten days after receipt of the acquiring person statement that such acquiring person statement was not given in good faith, that the proposed control share acquisition would not be in the best interests of the Corporation or that the proposed control share acquisition could not be consummated for financial or legal reasons.

          (c) A director, in determining whether the proposed control share acquisition would be in the best interests of the Corporation, shall consider the interests of the Corporation's stockholders and, in his or her discretion, may consider any of the following: the interests of the Corporation's employees, suppliers, creditors and customers; the economy of the state and nation; community and societal considerations; and the long term as well as short term interests of the Corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the Corporation.

          (d) For purposes of making a determination that a special meeting of shareholders should not be called, no such determination shall be deemed void or voidable with respect to the Corporation merely because one or more of its directors or officers who participated in making such determination may be deemed to be other than disinterested, if in any such case the material facts of the relationship giving rise to a basis for self-interest are known to the directors and the directors, in good faith reasonably justified by the facts, make such determination by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors constitute less than a quorum. For purposes of this paragraph, "disinterested directors" shall mean directors whose material contacts with the Corporation are limited principally to activities as a director or shareholder. Persons who have substantial, recurring business or professional contacts with the Corporation shall not be deemed to be "disinterested directors" for purposes of this provision. A director shall not be deemed to be other than a "disinterested director" merely because he or she would no longer be a director if the proposed control share acquisition were approved and consummated.

          (e) The Board of Directors may adjourn any special meeting called pursuant to this Article ELEVENTH if, prior to such meeting, the Corporation has received an acquiring person statement from any other person and the Board of Directors has determined that the control share acquisition proposed by such other person or a merger, consolidation or sale of assets of the Corporation should be presented to shareholders at an adjourned meeting or at a special meeting held at a later date.

     SECTION 6. (a) If a special meeting of stockholders is required to be called under the provisions of Sections 4 and 5 of this Article ELEVENTH, notice of the special meeting shall be given as promptly as reasonably practicable by the Corporation to all stockholders of record as of the record date set for the meeting, whether or not the stockholder is entitled to vote at the meeting.

          (b) Notice of the special or annual meeting of stockholders at which the voting rights are to be considered shall include or be accompanied by the following:

             (1) A copy of the acquiring person statement delivered to the corporation under Section 3 of this Article ELEVENTH; and

             (2) A statement by the Board of Directors of the Corporation setting forth the position or recommendation of the Board, or stating that the Board is taking no position or making no recommendation, with respect to the issue of voting rights to be accorded the control shares.

     SECTION 7. (a) If an acquiring person statement has been delivered on or before the 10th day after the control share acquisition, the Corporation may, at its option, redeem any or all control shares, except control shares for which voting rights have been previously approved under Section 2 of this Article ELEVENTH, at any time during a 60-day period commencing on the day of a meeting at which voting rights are considered under Section 4 of this Article ELEVENTH and are not approved.

          (b) In addition to the redemption rights authorized under subsection
     (a) of this section, if an acquiring person statement has not been delivered on or before the 10th day after the control share acquisition, the Corporation may, at its option, redeem any or all control shares, except control shares for which voting rights have been previously approved under Section 2 of this Article ELEVENTH, at any time during a period commencing on the 11th day after the control share acquisition and ending 60 days after a statement has been delivered.

          (c) Any redemption of control shares under this section shall be at the fair value of the shares. For purposes of this section, "fair value" shall be determined:

             (1) As of the date of the last acquisition of control shares by the acquiring person in a control share acquisition or, if a meeting is held under Section 4 of this Article ELEVENTH, as of the date of the meeting; and

             (2) Without regard to the absence of voting rights for the control shares.

     SECTION 8. (a) Before a control share acquisition has occurred, if voting rights for control shares are approved at a meeting held under Section 4 of this Article ELEVENTH and the acquiring person is entitled to exercise or direct the exercise of a majority or more of all voting power, all stockholders of the corporation (other than the acquiring person) have the rights of objecting stockholders as provided in Subtitle 2 of Title 3 of the MGCL.

          (b) For purposes of applying the provisions of Subtitle 2 of Title 3 of the MGCL to stockholders under this Section, the Corporation shall be deemed to be a successor in a merger and the date of the most recent approval of voting rights referred to in subsection (a) of this Section shall be deemed to be the date of filing of articles of merger for record with the Department of Assessments and Taxation.

          (c) The notice required by Section 7 of this Article ELEVENTH shall also state that stockholders (other than the acquiring person) are entitled to the rights of objecting stockholders under Subtitle 2 of Title 3 of the MGCL and shall include a copy of this Section and Subtitle 2 of Title 3 of the MGCL.

          (d) For purposes of applying the provisions of Subtitle 2 of Title 3 of the MGCL to this Section:

             (1) "Fair Value" may not be less than the highest price per share paid by the acquiring person in the control share acquisition; and

             (2) Sections 3-202(c) and 3-203(a)(1) and (2) of Title 3 of the MGCL do not apply.

     TWELFTH: Amendments. The Corporation reserves the right to make any amendment of these Articles of Incorporation, now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in these Articles of Incorporation, of any outstanding shares of stock. Except as otherwise provided in this Article TWELFTH, from time to time any of the provisions of these Articles of Incorporation may be amended, altered or repealed (including any amendment that changes the terms of any of the outstanding shares of capital stock by classification, reclassification or otherwise), and other provisions that may, under the MGCL, the Investment Company Act, securities law, or other laws in force at the time, be lawfully contained in articles of incorporation may be added or inserted upon the vote of a majority of the shares of capital stock of the Corporation outstanding and entitled to vote thereon, including a majority of any class entitled to vote thereon. Notwithstanding the foregoing, the provisions of Articles FIFTH, EIGHTH, TENTH, ELEVENTH and TWELFTH of these Articles of Incorporation may not be amended, altered, repealed or superseded in any manner, and no amendment, alteration or repeal of any provision of these Articles of Incorporation which would be inconsistent with or have the effect of amending, altering, repealing or superseding any provision of the Bylaws shall be effective, unless approved by the affirmative vote of holders of seventy-five percent (75%) of the outstanding voting power of the Corporation entitled to vote thereon. All rights at any time conferred upon the stockholders of the Corporation by these Articles of Incorporation are subject to the provisions of this Article TWELFTH.

     The term "Articles of Incorporation" or "Charter" as used herein and in the Bylaws of the Corporation shall be deemed to mean these Articles of Incorporation as from time to time amended, restated or supplemented.

     IN WITNESS WHEREOF, BRANTLEY CAPITAL CORPORATION has caused these presents to be signed in its name and on its behalf by its Chief Executive Officer and
attested by its Secretary on             , 1998.

                                        BRANTLEY CAPITAL CORPORATION

                                        By

                                        ----------------------------------------
                                           Robert P. Pinkas, Chief Executive
                                        Officer

ATTEST:

---------------------------------------------------------
Paul H. Cascio, Secretary

                                ACKNOWLEDGEMENT

     The undersigned, Robert P. Pinkas, Chief Executive Officer of BRANTLEY CAPITAL CORPORATION, who executed on behalf of said Corporation the foregoing Articles of Amendment and Restatement of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment and Restatement to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under penalties of perjury.

                                        By

                                        ----------------------------------------
                                           Robert P. Pinkas, Chief Executive
                                        Officer

                                                APPENDIX B

                                        BRANTLEY CAPITAL CORPORATION

                                                    PROXY

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BRANTLEY CAPITAL CORPORATION.

    The undersigned hereby appoints Richard Moodie and Michael J. Finn, and each of them, the proxies of the undersigned, with full power of substitution, to vote all Common Stock of Brantley Capital Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Brantley Capital Corporation, to be held May 26,
1998, and at any adjournments thereof.

IF NO INSTRUCTION IS INDICATED, AUTHORITY IS GRANTED TO CAST THE VOTE OF THE UNDERSIGNED "FOR"
THE ELECTION OF THE NOMINEE AND THE APPROVAL OF THE PROPOSALS LISTED ON THIS PROXY.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

NOTE: THE SIGNATURE(S) ON THIS PROXY SHOULD CORRESPOND WITH THE NAME(S) IN WHICH YOUR
STOCK IS REGISTERED. WHEN STOCK IS REGISTERED JOINTLY IN THE NAMES OF TWO OR MORE PERSONS.
ALL SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR
GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. A PROXY GIVEN BY A CORPORATION SHOULD BE
SIGNED IN THE CORPORATE NAME BY THE CHAIRMAN OF ITS BOARD OF DIRECTORS, ITS PRESIDENT, VICE
PRESIDENT, SECRETARY OR TREASURER

HAS YOUR ADDRESS CHANGED?                                  DO YOU HAVE ANY COMMENTS?
_____________________________________________       _____________________________________________

_____________________________________________       _____________________________________________

_____________________________________________       _____________________________________________






[x] PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                                                                                            Withhold
                                                                                                For       Authority to
BRANTLEY CAPITAL CORPORATION                                                                 Nominees   Vote for Nominees
----------------------------                         1. Election of Directors.                  [ ]           [ ]
Mark box at right           [ ]
if an address change or                                 Director Nominees:
comment has been noted                                  Robert P. Pinkas,
on the reverse side                                     L. Patrick Bales,
of this card.                                           Benjamin F. Bryan,
                                                        Peter Saltz and
                                                        Paul H. Cascio.

                                             For, except vote withheld from the
                                             following nominee(s):

                                             ----------------------------------
                                                                                                For        Against       Abstain
    RECORD DATE SHARES:                              2. Approval of Proposed Charter.           [ ]           [ ]          [ ]

                                                     3. Ratification of the selection of Ernst & Young L.L.P.
                                                        as independent public accountant for the fiscal year
                                                        ending December 31, 1998.               [ ]           [ ]          [ ]

                                                     4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the
                                                        meeting or any adjournment thereof.


Please be sure to sign and date this Proxy.   Date

--Stockholder sign here------Co-owner sign here----

    DETACH CARD                                                                                                    DETACH CARD
